Exhibit 1

ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$500,000,000.00	0.26%
Transferor	$10,205,197.95	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$510,205,197.95
Servicing Fee	0.500%

Original Settlement Date	6/23/99
First Payment Date	7/20/99
Short Interest Period Days	27
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.75%
Required Credit Enhancement Amount	$8,750,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	1,250,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$500,000,000.00

Fixed Allocation Percentage	98.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.110%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 2
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

INPUT SECTION (PAGE 1 of 1)

MONTH:	54
DISTRIBUTION DATE:	12/22/03
DETERMINATION DATE:	12/17/03
32
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$537,316.04
MTGE LOANS PRINCIPAL RECEIVED	$5,501,512.12
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$20,762.33
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,401,597.52
MTGE LOANS LIQUIDATION LOSS AMOUNT	$152,983.14

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$135,015,327.61

AVERAGE MTGE LOANS RATE	4.79105%

DELINQUENCY & REO SUMMARY
DEL STAT 1 – NO. OF ACCTS	80
DEL STAT 1 – CURRENT BALANCE	$2,330,654.53
DEL STAT 2 – NO. OF ACCTS	27
DEL STAT 2 – CURRENT BALANCE	$814,795.25
DEL STAT 1+ – NO. OF ACCTS	181
DEL STAT 1+ – CURRENT BALANCE	$5,811,725.60
DEL STAT 3+ – NO. OF ACCTS	74
DEL STAT 3+ – CURRENT BALANCE	$2,666,275.82

REO – NO. OF ACCTS	0
REO – CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	74.7900%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.250%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.791%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	NO

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.12000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation		Page 3
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 1 of 5)

Distribution Date:	12/22/03

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.12000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.11542%
Maximum Rate	4.11542%
Investor Certificate Rate (LIBOR + 26 bps)	1.38000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	32

Beginning Pool Balance	138,268,225.35
Beginning Investor Certificate Principal Balance	124,164,039.79
Beginning Transferor Principal Balance	9,933,300.51
Beginning Invested Amount	128,334,924.84
Investor Floating Allocation Percentage	92.8159%
Liquidation Loss Amount	152,983.14
Servicing Fee	57,611.76

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	537,316.04
Mtge Loans Principal	5,501,512.12
Mtge Loans Net Liquidation Proceeds	20,762.33
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	6,059,590.49

Mtge Loans Interest	537,316.04
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	20,762.33
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	558,078.37

Mtge Loans Principal	5,501,512.12
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	5,501,512.12

Interest Collections	558,078.37
Principal Collections	5,501,512.12

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	517,985.57
Investor Principal Collections	5,391,470.08
Transferor Interest Collections	40,092.80
Transferor Principal Collections	110,042.04
(Check)	0.00
Investor Loss Amount	141,992.71
Transferor Loss Amount	10,990.43

ABS Corporation		Page 4
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 2 of 5)

Distribution Date:	12/22/03

Investor Interest Collections	517,985.57
less Investor Servicing Fee	53,472.89
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	152,307.89
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	11,381.70
less Investor Loss Amount	141,992.71
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	158,830.39
less Accelerated Principal Distribution Amount	(105,361.99)
less Deposit to (Release from) Spread Account	(8,104.77)
Remaining Excess Interest	272,297.14

Investor Distributions
Investor Certificate Interest	152,307.89
Managed Amortization Period? (Y=1, N=0)	1
Rapid Amortization Period? (Y=1, N=0)	0
Principal Collections less Additional Balances	3,099,914.60
Alternative Principal Payment	3,099,914.60
Maximum Principal Collections	5,391,470.08
Principal Distribution Amount	3,099,914.60
Investor Loss Amount Distributed to Investors	141,992.71
Excess Interest Paid as Principal	(105,361.99)

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	35,953.92
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	2,401,597.52

Excess Int. (Shortfall) a/ Interest	365,677.68
Excess Int. (Shortfall) a/ Premium b/ Losses	354,295.98
Excess Int. (Shortfall) a/ Losses	212,303.27
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	3,288,853.21
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation		Page 5
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 3 of 5)

Distribution Date:	12/22/03

Beginning Pool Balance	138,268,225.35
Interest Distribution	558,078.37
Principal Distribution	5,501,512.12
Additional Balances	2,401,597.52
Liquidation Loss Amount	152,983.14
Ending Pool Balance	135,015,327.61

Beginning Investor Certificate Principal Balance	124,164,039.79
Investor Certificate Interest	152,307.89
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	3,136,545.32
Ending Investor Certificate Principal Balance	121,027,494.47
Pool Factor	0.2420550

Beginning Transferor Balance	9,933,300.51
Interest Distribution (including funds released from Spread Account)	40,092.80
Principal Distribution (including Unallocated Transferor Principal Collections)	2,401,597.52
Additional Balances	2,401,597.52
Losses allocated to Transferor	10,990.43
Ending Transferor Balance	9,922,310.07
Minimum Transferor Interest	6,750,766.38
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	128,334,924.84
Principal Distribution Amount	3,099,914.60
Investor Loss Reduction Amount	141,992.71
Ending Invested Amount	125,093,017.54

Beginning Total OC Amount	4,170,885.06
Ending Total OC Amount	4,065,523.07
Ending Total OC Amount (% of Original Invested Amount)	0.81%

Spread Account Cap Amount	312,732.54
Beginning Spread Account Balance	320,837.31
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(8,104.77)
Ending Spread Account Balance	312,732.54
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation		Page 6
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 4 of 5)

Distribution Date:	12/22/03

Beginning Insured Principal Amount	$124,164,039.79
Ending Insured Principal Amount	$121,027,494.47

Available Credit Enhancement	0.86%
Investor Distribution Amount	3,288,853.21
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	2,437,551.44

Investor Loss Amount Reimbursed from Excess Interest	141,992.71
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,065,523.07
Cum. Principal Payments (Including ECPB & APDA)	378,972,505.53
Cum. Principal Payments (Excluding ECPB & APDA)	375,012,344.45
Cum. OC Amount	4,065,523.07
Cum. SA Deposits	312,732.54
Cum. Liquidation Losses	7,354,974.46
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.459%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation		Page 7
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Detailed Information (Page 5 of 5)

Distribution Date:	12/22/03

SOURCES OF FUNDS:
Mtge Loans Interest	537,316.04
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	20,762.33
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	5,501,512.12
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	6,059,590.49

USES OF FUNDS
Servicing Fee	57,611.76
Investor Interest Distribution	152,307.89
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	3,136,545.32
Transferor Distribution (not including Cash Released to Transferor)	2,437,551.44
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	11,381.70
Cash Deposited to (Released from) Spread Account	(8,104.77)
Cash Released to Transferor	272,297.14
Total	6,059,590.49

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,315,454.30
Aggregate Amount of Locked Balances – %	0.974%
Portfolio CLTV as of the End of the Collection Period	74.790%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK
Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Keith Richardson – Bank One, N.A.

ABS Corporation		Page 8
Banc One Home Equity Loan Trust 1999-1
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 1 of 3)

Distribution Date:		12/22/03

A.	POOL INFORMATION

	Aggregate Amount of Collections	6,059,590.49
	Aggregate Amount of Interest Collections	558,078.37
	Aggregate Amount of Principal Collections	5,501,512.12
	Transfer Deposit Amount	0.00
	Beginning Pool Balance	138,268,225.35
	Ending Pool Balance	135,015,327.61
	Additional Balances	2,401,597.52
	Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
	Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
	Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.459%
	Servicing Fee	57,611.76
	Unpaid Servicing Fee Received	0.00
	Remaining Accrued and Unpaid Servicing Fee	0.00

B.	INTEREST, PRINCIPAL & LOSS ALLOCATION

	Investor Certificateholder Floating Allocation Percentage	92.82%
	Investor Certificateholder Fixed Allocation Percentage	98.00%
	Investor Interest Collections	517,985.57
	Investor Principal Collections	5,391,470.08
	Transferor Interest Collections	40,092.80
	Transferor Principal Collections	110,042.04
	Investor Loss Amount	141,992.71
	Beginning Invested Amount	128,334,924.84
	Ending Invested Amount	125,093,017.54

C.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	152,307.89
	Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
	Unpaid Investor Certificate Interest Shortfall Received	0.00
	Unpaid Investor Certificate Interest Shortfall Remaining	0.00

	Principal Distribution Amount	3,099,914.60
	Managed Amortization Period? (Yes=1; No=0)	1
	Rapid Amortization Period? (Yes=1; No=0)	0
	Maximum Principal Collections Payment	5,391,470.08
	Alternative Principal Payment	3,099,914.60
	Principal Collections less Additional Balances	3,099,914.60
	Investor Loss Amount Distributed to Investors	141,992.71
	Accelerated Principal Distribution Amount	(105,361.99)

D.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Certificate Principal Balance	124,164,039.79
	Ending Certificate Principal Balance	121,027,494.47
	Pool Factor	0.2420550

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 9
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 2 of 3)

Distribution Date:		12/22/03

E.	DISTRIBUTIONS TO TRANSFEROR

	Interest Distribution	40,092.80
	Principal Distribution	2,401,597.52
	Amount Distributed to Transferor	0.00

F.	TRANSFEROR BALANCE

	Beginning Transferor Principal Balance	9,933,300.51
	Ending Transferor Principal Balance	9,922,310.07
	Minimum Transferor Balance	6,750,766.38

G.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	1.38000%
	LIBOR Rate	1.12000%
	Maximum Rate	4.11542%
	Weighted Average Mortgage Net Loan Rate	4.11542%

H.	CREDIT ENHANCEMENT

	Credit Enhancement Fee	11,381.70
	Guaranteed Amount	0.00
	Guaranteed Principal Distribution Amount	0.00
	Credit Enhancement Draw Amount	0.00

I.	SPREAD ACCOUNT

	Beginning Spread Account Balance	320,837.31
	Ending Spread Account Balance	312,732.54
	Amount to be distributed to (Released from) the Spread Account	(8,104.77)
	Spread Account Maximum	312,732.54

J.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	80
	Trust Balances	2,330,654.53
	Delinquent 60-89 days
	No. of Accounts	27
	Trust Balances	814,795.25
	Delinquent 90+ days
	No. of Accounts	74
	Trust Balances	2,666,275.82
	Delinquent 9+ months
	No. of Accounts	0
	Trust Balances	0.00
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 10
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Servicer Certificate (Page 3 of 3)

Distribution Date:		12/22/03

K.	EVENT OF DEFAULT TRIGGERS	0

	Failure by Seller to make payment within 5 Business Days of Required Date ?	0
	Failure by Seller to perform any covenants described in the Agreement ?	0
	Bankruptcy or Insolvency relating to Servicer ?	0

L.	RAPID AMORTIZATION EVENT TRIGGERS	0

	Failure by Seller to make payment within 3 Business Days of Required Date ?	0
	Breach of Representation or Warranty by Seller or Depositor?	0
	Bankruptcy or Insolvency relating to Transferor ?	0
	Subject to Investment Company Act of 1940 Regulation ?	0
	Any Event of Default ?	0
	Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of December 2003

Bank One, N.A. as Servicer

/s/ Philip C. McNiel

Philip C. McNiel Vice President

Distribution List:

Dan Farrel – Financial Security Assurance

Keith Richardson – Bank One, N.A

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 11
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 1 of 2)

Distribution Date:		12/22/03

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed	0.304616
	Investor Certificate Interest Shortfall Distributed	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall	0.000000
	Managed Amortization Period ? (Yes=1; No=0)	1
	Investors Certificate Principal Distributed	6.273091
	Principal Distribution Amount	6.199829
	Maximum Principal Payment	10.782940
	Alternative Principal Payment	6.199829
	Principal Collections less Additional Balances	6.199829
	Investor Loss Amount Distributed to Investors	0.283985
	Accelerated Principal Distribution Amount	-0.210724
	Credit Enhancement Draw Amount	0.00
	Total Amount Distributed to Certificateholders (P & I)	6.577706

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance	124,164,039.79
	Ending Investor Certificate Balance	121,027,494.47
	Beginning Invested Amount	128,334,924.84
	Ending Invested Amount	125,093,017.54
	Investor Certificateholder Floating Allocation Percentage	92.8159%
	Pool Factor	0.2420550
	Liquidation Loss Amount for Liquidated Loans	152,983.14
	Unreimbursed Liquidation Loss Amount	0.00

C.	POOL INFORMATION

	Beginning Pool Balance	138,268,225.35
	Ending Pool Balance	135,015,327.61
	Servicing Fee	57,611.76

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	1.380000%
	LIBOR Rate	1.120000%
	Maximum Rate	4.115419%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	No. of Accounts	80
	Trust Balances	2,330,654.53
	Delinquent 60-89 days
	No. of Accounts	27
	Trust Balances	814,795.25
	Delinquent 90+ days
	No. of Accounts	74
	Trust Balances	2,666,275.82
	Delinquent 9+ Months
	No. of Accounts	0
	Trust Balances	0
	REO
	No. of Accounts	0
	Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1999-1		Page 12
P & S Agreement Date:	May 31, 1999
Original Settlement Date:	June 23, 1999
Series Number of Certificates:
Original Collateral Sale Balance	$510,205,197.95

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	12/22/03

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of December 2003

Bank One, N.A.
as Servicer

/s/ Philip C. McNiel

Philip C. McNiel
Vice President

Distribution List:

Keith Richardson – Bank One, N.A.